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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 Date of report:
                                 April 30, 2001


                       Advanced Systems International,Inc.



      Nevada                     000-25897                    38-3272986
  ---------------             ------------           -------------------
  (State or other              (Commission            (I.R.S. Employer
  jurisdiction of             File Number)           Identification No.)
  incorporation)

                         25300 Telegraph Road Suite 455
                              Southfield, MI 48034



                                  (248)263-0000



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ITEM 5.  OTHER EVENTS

The Company expects to restate its December 31, 1999 consolidated financial statements to reflect a change in its revenue recognition policies that was adopted in connection with the audit of the December 31, 2000 financial statements. The Company will issue its financial statements for the years ended December 31, 2000 and 1999 (restated) upon completion of that process. As a result of the restatement of the 1999 financial statements, the Company will also be restating its Form 10-Q financial statements for any quarterly periods in the fiscal years ended December 31, 2000 and 1999 affected by the accounting change. In addition, the Company's consolidated financial statements for the quarter ended March 31, 2001 will not be issued until the annual financial statements for the years ended December 31, 2000 and 1999 are issued. The Company and its auditors are working diligently to complete this process. In the meantime, the Company's previously issued consolidated financial statements for the year ended December 31, 1999, and the Company's previously issued interim consolidated financial statements should not be relied upon.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Advanced Systems International, Inc.


                                     By:   /s/  Robert C. DeMerell
                                         ---------------------------------------
                                              Robert C. DeMerell
                                              Chief Financial Officer,
                                              Secretary and Treasurer



Dated:  April 30, 2001